UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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KBW, Inc.
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 12, 2012. Meeting Information KBW, INC. Meeting Type: Annual Stockholders Meeting For Stockholders as of: April 17, 2012 Date: June 12, 2012 Time: 10:00 a.m., Eastern Time Location: AMA New York Executive Conference Center 1601 Broadway between 48th and 49th Streets New York, NY 10019 KBW, INC. COMPUTERSHARE SHAREOWNER SERVICES P.O. BOX 358015 PITTSBURGH, PA 15252-8015 Toll Free: 877-897-6894 International: 201-680-6685 TTY# Hearing Impaired: 800-231-5469 www.computershare.com You are receiving this communication because you hold shares in KBW, Inc. This is not a ballot and you cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M46542-P21494 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: The 2012 Notice and Proxy Statement and the 2011 Annual Report How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2012 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods M46543-P21494 Vote In Person: The KBW, Inc. Annual Stockholders Meeting has attendance requirements including, but not limited to, the possession of an attendance ticket. Please check the Proxy Statement and meeting materials for requirements on attending the meeting. You will need to request a ballot at the meeting in order to vote in person. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of the following Director nominees for a three-year term: 01) John G. Duffy 02) Daniel M. Healy 03) Michael J. Zimmerman The Board of Directors recommends you vote FOR the following proposal: 2. Advisory resolution to approve executive compensation (a “say on pay” vote). The Board of Directors recommends you vote FOR the following proposal: 3. Amendment to the KBW, Inc. 2009 Incentive Compensation Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan. The Board of Directors and the Audit Committee recommend you vote FOR the following proposal: 4. Ratification of the appointment of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2012. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. M46544-P21494

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